UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On February 24, 2023, Independence Contract Drilling, Inc. (the “Company”) entered into a Second Supplemental Indenture, dated February 24, 2023 (the “Second Supplemental Indenture), by and among the Company, the Guarantor party thereto, and U.S. Bank Trust Company National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), to that certain Indenture, dated March 18, 2022 (as amended by the First Supplemental Indenture, dated July 21, 2022, the “Indenture”), relating to the Company’s Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026.

The Second Supplemental Indenture (i) amends the Indenture to permit notice communications to a noteholder to be provided electronically at the election of a noteholder, (ii) amends the definition of “Redemption Multiplier” with respect to any Redemption Date from 1.04 to 1.08 and (iii) amends Section 3.08 and Schedule 3.08 of the Indenture to clarify procedures and obligations with respect to the information sharing requirements under the Indenture.

The Second Supplemental Indenture was entered into in connection with a consent from the Required Holders regarding an increase in the Capex Adjustment under the Indenture for fiscal year 2023 in an amount equal to $16,850,000. Such consent was given pursuant to Section 3.39 of the Indenture and relates to capital expenditures committed to during 2023 for (i) planned maintenance capital expenditures and other miscellaneous items, (ii) tubular purchases and modifications, and (iii) completion costs relating to reactivation of the Company’s 21st drilling rig.

The foregoing summary description of the Second Supplemental Indenture is subject to and qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Second Supplemental Indenture dated February 23, 2023, by and among the Company, the Guarantor thereto, and U.S. Bank Trust Company National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: February 24, 2023	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary